UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2023

ImmunityBio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37507	43-1979754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3530 John Hopkins Court
San Diego, California 92121
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (844) 696-5235

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IBRX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 8.01     Other Events.
Update Regarding Sorrento Therapeutics, Inc. Litigation
On August 14, 2023, the United States Bankruptcy Court for the Southern District of Texas issued an order approving the previously disclosed settlement involving Sorrento Therapeutics, Inc.’s (“Sorrento”) litigation claims against ImmunityBio, Inc. (the “Company”) and others. The settlement is described in detail in the motion filed with the bankruptcy court on June 6, 2023 in In re Sorrento Therapeutics, Inc., et al., Case No. 23-90085 (DRJ), Docket Entry 810, and the accompanying order, Docket Entry 1205. The settlement is now binding on the parties. The settlement involves two possible scenarios: Either, if Sorrento raises an amount needed to pay its debtor in possession (“DIP”) lender and its unsecured creditors by August 31, 2023, Sorrento will pay those obligations, including the judgments held by the Company’s wholly-owned subsidiary NantCell, Inc. (“NantCell”), and by the Company’s joint venture with Sorrento Immunotherapy NANTibody LLC (“NANTibody”), which were previously disclosed in the Company’s periodic reports, including its most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, by 2:00 p.m. ET on August 31, 2023 and will be free to proceed with pending litigation; or, failing that, the judgments will be released, the litigation claims will be released including, without limitation, the derivative litigation pending against NantCell in the Superior Court of Los Angeles, Los Angeles County (the “Superior Court Litigation”), Sorrento will relinquish its interests in NANTibody and certain other entities, Sorrento will forfeit its rights to any payments from NantCell arising out of its antibody exclusive license agreement with NantCell (rights to PD-L1), and certain other provisions not impacting the Company will be implemented as described in the motion and order. At this time, it remains uncertain as to which of the two aforementioned scenarios will ultimately be implemented. As of June 30, 2023, consistent with prior periods, the Company had not determined the amount, if any, it was likely to recover, and thus had not recorded any receivables in relation to the judgments.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding various litigation proceedings and potential outcomes, among others. Statements that are not statements of historical fact are considered forward-looking statements, which are usually identified by the use of words such as “anticipates,” “believes,” “continues,” “goal,” “could,” “estimates,” “scheduled,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “indicate,” “projects,” “seeks,” “should,” “will,” “strategy,” and variations of such words or similar expressions. Forward-looking statements are neither forecasts, promises nor guarantees, and are based on the current beliefs of ImmunityBio’s management as well as assumptions made by and information currently available to ImmunityBio. Such information may be limited or incomplete, and ImmunityBio’s statements should not be read to indicate that it has conducted a thorough inquiry into, or review of, all potentially available relevant information. Such statements reflect the current views of ImmunityBio with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about ImmunityBio, including, without limitation, (i) the risks and uncertainties regarding ongoing litigation and the court process, (ii) the risks and uncertainties associated with the regulatory review process, (iii) the ability of ImmunityBio and its third-party contract manufacturing organizations to adequately address the issues raised in the FDA’s complete response letter, (iv) the ability of ImmunityBio to execute a partnering relationship with a large biopharmaceutical company for commercialization of N-803 plus BCG for intravesical administration on acceptable terms, if at all, (v) the ability of ImmunityBio to continue its planned preclinical and clinical development of its development programs, and the timing and success of any such continued preclinical and clinical development and planned regulatory submissions, (vi) ImmunityBio’s ability to retain and hire key personnel, (vii) ImmunityBio’s ability to obtain additional financing to fund its operations and complete the development and commercialization of its various product candidates, (viii) ImmunityBio’s ability to successfully commercialize its product candidates and uncertainties around regulatory reviews and approvals, (ix) ImmunityBio’s ability to scale its manufacturing and commercial supply operations for its product candidates and future approved products, and (x) ImmunityBio’s ability to obtain, maintain, protect and enforce patent protection and other proprietary rights for its product candidates and technologies. More details about these and other risks that may impact ImmunityBio’s business are described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 1, 2023 and the Company’s Form 10-Q filed with the SEC on August 8, 2023, and in subsequent filings made by ImmunityBio with the SEC, which are available on the SEC’s website at www.sec.gov. ImmunityBio cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. ImmunityBio does not undertake any duty to update any forward-looking statement or other information.

Item 9.01     Financial Statements and Exhibits.
(a)Exhibits.

Exhibit Number	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNITYBIO, INC.
Registrant

Date: August 15, 2023	By:	/s/ David C. Sachs
David C. Sachs
Chief Financial Officer